UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 3, 2020

ALIGN TECHNOLOGY INC
(Exact Name of Registrant as Specified in Charter)

Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2820 Orchard Parkway, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 470-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC (NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 3, 2020 (the “Effective Date”), Align Technology, Inc. (“Align”) along with its indirect wholly owned German subsidiary, mertus 602. GmbH (“mertus”) (collectively, Align and mertus are referred to as the “Company”) entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with CETP III Ivory S.a r.l., Luxembourg, (“CETP”) pursuant to which mertus will purchase from CETP all of the issued and outstanding shares of capital stock of exocad Global Holdings GmbH, a German limited liability company, including certain subsidiaries (collectively, “exocad”) with Align guaranteeing in particular the payment of the Purchase Price at closing (the “Transaction”).

The purchase price for the Transaction (the “Purchase Price”) will be approximately €376 million (approximately US$420 million based on current exchange rates) and is subject to certain adjustments concerning working capital, cash and debt and payment by the Company of value-added transfer taxes chargeable to CETP, if any. We expect the applicable cash portion of the Purchase Price to be paid from cash on hand and the Transaction is not subject to any financing conditions.

The Purchase Agreement includes representations, warranties and covenants by the respective parties, including with respect to the conduct of exocad’s business prior to closing and limitations on the liabilities of CETP. Completion of the Transaction is expected to occur on April 1, 2020 and is subject to limited closing conditions including, certain obligations regarding non-interference with the Transaction. The Transaction does not require approval by the stockholders of Align.

Item 7.01    Regulation FD Disclosure.

On March 4, 2020, Align issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01    Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

99.1Copy of Press Release issued by Align on March 4, 2020
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This communication contains forward-looking statements that involve a number of risks and uncertainties. Words such as “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” and similar expressions are intended to identify forward-looking statements, but other statements that are not historical facts may also be deemed to be forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the ability to realize expected synergies or benefits in connection with the proposed acquisition of exocad within the expected time frames or not at all and to timely, cost-efficiently and effectively integrate exocad’s business without adversely impacting operations of either Align or exocad; anticipated GAAP and non-GAAP dilution and accretion, respectively, from the transaction; expectations regarding the purchase price and timing of the transaction; the effect of the announcement or closing of the proposed transaction on Align’s and exocad’s relationships with their respective customers, suppliers, strategic partners and competitors and their operating results and businesses generally (including the diversion of management time on transaction-related issues); the ability to retain and hire key personnel; uncertainties associated with any aspect of the proposed transaction, including those related to fluctuations in foreign exchange rates and transaction costs, and litigation in connection with the transaction itself or ongoing matters acquired from exocad; the potential that our due diligence did not uncover risks and potential liabilities associated with the exocad; risks relating to financial reporting including those resulting from the implementation of new or changed accounting policies and practices as well as associated system implementation in the context of the transaction as well as our ability to forecast financial results; the potential impact of the transaction on our future tax rate and payments based on the consolidation of the global group and our ability to integrate foreign operations; the potential negative effects of the announcement of the proposed transaction on the market price of the Company’s common stock; difficulties predicting customer and consumer purchasing behavior; expectations regarding the continued growth of our international markets, including the impact of public health epidemics; increasing competition from existing and new competitors; rapidly evolving and groundbreaking advances that are fundamentally changing the dental industry and the way new and existing participants market and provide products and services to consumers; our ability to protect our intellectual property rights; our expectations regarding sales growth of our intra-oral scanner sales in international markets and our belief that technology features and functionality of the iTero scanners will increase adoption of Invisalign and increase sales of our intra-oral scanners; the possibility that the development and release of new products or enhancements to existing products do not proceed in accordance with anticipated timelines or may themselves contain bugs or errors requiring remediation and that the market for the sale of these new or enhanced products may not develop as expected, or that the expected benefits of new or existing business relationships will not be achieved as anticipated; the compromise of employee, customer and/or patient data for any reason; changes in consumer spending habits as a result of, among other things, prevailing economic conditions, levels of employment, salaries and wages and consumer confidence; and foreign operational, political and other risks relating to our international manufacturing operations. Additional important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth from time to time in Align's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, Align's Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the Securities and Exchange Commission (SEC) on February 28, 2020. Securities and Exchange Commission filings can be accessed over the Internet at http://www.sec.gov/edgar/searchedgar/companysearch.html. Align undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Senior Vice President, Chief Legal and Regulatory Officer

Date: March 4, 2020